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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 5, 1999

                            WINSLOEW FURNITURE, INC.
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                 (State or other jurisdiction of incorporation)

          0-25246                                       63-1127982
 (Commission File Number)                  (I.R.S. Employer Identification No.)

              160 VILLAGE STREET
              BIRMINGHAM, ALABAMA                         35242
   (Address of principal executive offices)             (Zip Code)

                                 (205) 408-7600
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On March 5, 1999, WinsLoew Furniture, Inc. ("WinsLoew") and Trivest Furniture Corporation (the "Purchaser"), a Florida corporation formed by Earl
W. Powell of Trivest, Inc., who is also the Chairman of WinsLoew's Board of Directors, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Mr. Powell, certain investment partnerships affiliated with Trivest, Inc. and certain members of WinsLoew's senior management will acquire WinsLoew in a merger transaction. Pursuant to the Merger Agreement, (i) the Purchaser will merge with and into WinsLoew (the "Merger"), with WinsLoew as the surviving corporation, (ii) each outstanding share of WinsLoew common stock (other than shares held by the Purchaser) will be converted into the right to receive $30.00 per share in cash, and (iii) each outstanding option to purchase WinsLoew common stock will be canceled and the holder thereof will receive a cash payment equal to the difference between $30 and the exercise price of such option (collectively, the "Transactions").

         The Merger Agreement was approved by a special committee of WinsLoew's Board of Directors acting on, among other things, an oral opinion received from its financial advisor, Mann, Armistead & Epperson, Ltd., Richmond, Virginia, that the Merger consideration is fair to WinsLoew's shareholders from a financial point of view.

         Consummation of the Merger and the other Transactions is subject, among other things, to (i) the approval of holders of a majority of the outstanding shares of WinsLoew's common stock, (ii) the receipt of Mann, Armistead's written fairness opinion, (iii) the Purchaser obtaining adequate financing, and (iv) compliance with applicable regulatory and governmental requirements.

         The foregoing summary of the Merger Agreement and the Transactions is qualified in its entirety by reference to the text of the Merger Agreement and WinsLoew's press release dated March 5, 1999, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)       Exhibits

     EXHIBIT NO.         DESCRIPTION
     -----------         -----------
        2.1              Agreement and Plan of Merger dated as of March 5, 1999
                         between WinsLoew Furniture, Inc. and Trivest Furniture
                         Corporation.

       99.1              Press Release of WinsLoew Furniture, Inc. dated
                         March 5, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WINSLOEW FURNITURE, INC.

Date:  March 11, 1999              By: /s/ Vincent A. Tortorici, Jr.
                                      ------------------------------------------
                                      Vincent A. Tortorici, Jr.
                                      Vice President and Chief Financial Officer



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                               INDEX TO EXHIBITS

  EXHIBIT NO.                                DESCRIPTION
  -----------                                -----------
      2.1 Agreement and Plan of Merger dated as of March 5, 1999 between WinsLoew Furniture, Inc. and Trivest Furniture Corporation.*

     99.1                Press Release of WinsLoew Furniture, Inc. dated
                         March 5, 1999.













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*        The schedules thereto have not been filed herewith. The Registrant agrees to furnish copies of such schedules supplementally to the Commission upon request.






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